UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 31, 2003
                                -----------------
                        (Date of Earliest Event Reported)

                             ACL Semiconductors Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

              Delaware                 000-50140            16-1642709
              --------                 ---------            ----------
    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)           File Number)       Identification No.)

     B24-B27,1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road,
                               Kowloon, Hong Kong
     ----------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (852) 2799-1996
                                 ---------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

              On December 31, 2003, ACL Semiconductors, Inc., a Delaware corporation (the "REGISTRANT"), issued a 12% Senior Subordinated Convertible Note (the "NOTE") due December 31, 2004 (the "NOTE") in the aggregate principal amount of $250,000 (the "MATURITY DATE"), to Professional Traders Fund, LLC, a New York limited liability company ("PTF") for a purchase price of $250,000. Interest on the note is payable quarterly in arrears on March 31st, June 31st, September 31st, and December 31st 2004 and is payable at the option of PTF upon written notice to the Registrant in shares of common stock par value $0.001 per share, of the Registrant ("COMMON STOCK"). The Note is convertible at the option of PTF into shares of Common Stock of the Company at a conversion price equal to the average closing price of the Common Stock for the three trading days immediately prior to the relevant interest payment date, conversion date or the Maturity Date, as the case may be.

              The Note constitutes senior unsecured indebtedness of the Registrant, but payment of the principal and interest thereunder is guaranteed pursuant to the Guaranty and Security Agreement dated as of December 31, 2003, by and among Registrant, and Orient Financial Services Limited, Mr. Li Wing-Kei and Emerging Growth Partners, Inc. (collectively, the "GUARANTORS"), pursuant to which the Guarantors secured the Registrant's obligations under the Note by placing one million two hundred thousand (1,200,000) shares (the "ESCROWED SHARES") of Common Stock in escrow. Furthermore, upon conversion of all or a portion of the Note, the Guarantors agreed to transfer to PTF the number of Shares issuable upon such conversion.

              As of March 9, 2004, Fifty Thousand Nine Hundred Dollars ($50,900) of the Note had been converted into 75,000 shares of Common Stock, the payment of which was made out of the Escrowed Shares.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

          Exhibit 10.1 Form of Note Subscription dated as of December 31, 2003 by and between the Registrant and PTF.

          Exhibit 10.2 Form of 12% Senior Subordinated Convertible Note due December 31, 2004 in the aggregate principal amount of $250,000 issued by the Registrant to PTF.

          Exhibit 10.3 Form of Limited Guaranty and Security Agreement, dated as of December 31, 2003 by and among, the Registrant, PTF and the Guarantors.

          Exhibit 10.4 Form of Stock Purchase and Escrow Agreement dated as of December 31, 2003, by and among, PTF, the Guarantors and the law firm of Sullivan & Worcester LLP, as escrow agent.

          Exhibit 10.5 Form of Letter Agreement dated as of December 31, 2003 by and between the Registrant and PTF.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  MARCH 9, 2004

                                              ACL SEMICONDUCTORS INC.

                                              By:  /s/ Chung-Lun Yang
                                                  ------------------------------
                                                  Name:  Chung-Lun Yang
                                                  Title: Chief Executive Officer